UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ---------------------
                                   FORM N-CSR
                             ---------------------

--------------------------------------------------------------------------------
              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06115

                            THE SINGAPORE FUND, INC.

               (Exact name of registrant as specified in charter)



                       c/o Daiwa Securities Trust Company
                         One Evertrust Plaza, 9th Floor
                       Jersey City, New Jersey 07302-3051

               (Address of principal executive offices) (Zip code)

                       c/o Daiwa Securities Trust Company
                         One Evertrust Plaza, 9th Floor
                       Jersey City, New Jersey 07302-3051

                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 915-3054

                       DATE OF FISCAL YEAR END: October 31

                   DATE OF REPORTING PERIOD: October 31, 2005

--------------------------------------------------------------------------------

Item 1.  Reports to Stockholders.

--------------------------------------------------------------------------------

The Singapore Fund, Inc.
--------------------------------------------------------------------------------



General Information (unaudited)
--------------------------------------------------------------------------------

The Fund

     The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly-owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa SB
Investments (Singapore) Ltd. provides the Manager with advice regarding investments.

Shareholder Information

     The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review, a list of the Fund's top ten industries and holdings, its proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

     Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the "Plan Agent") at the number noted below. All written inquiries should be directed to The Singapore Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Restriction on Beneficial Ownership by Singapore Residents

     The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

Proxy Voting Policies and Procedures

     A description of the policies and procedures that are used by the Fund's Investment Manager to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at www.sec.gov. Information regarding how the Investment Manager votes these proxies is now available by calling the same number and the Commission's website. The Fund has filed its report on Form N-PX covering the Fund's proxy voting record for the 12-month period ended June 30, 2005.

Quarterly Portfolio of Investments

     A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Commission's website at www.sec.gov and the Fund's web site at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (201) 915-3054.

Certifications

     The Fund's chief executive officer has certified to the NYSE that, as of June 22, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

     A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (866) 669-9903 or by writing The Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

A brief summary of the material aspects of the Plan follows:

     Who can participate in the Plan? If you wish to participate and your shares are held in your name, no action is required on your part, as you are automatically enrolled by the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may participate directly in the Plan.

     May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

     How are the dividends and distributions reinvested? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

     What is the Cash Purchase feature? The Plan also allows shareholders to make optional cash investments in Fund shares semi-annually through the Plan Agent in any amount from $100 to $3,000. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market twice a year, on or about February 15th and August 15th. Plan participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the applicable date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the purchase date.

     Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent. For purchases from voluntary cash payments, participants must pay a nominal service fee of $0.75 for each investment in addition to a pro rata portion of the brokerage commission.

     What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participants subject to federal backup withholding after the deduction of the amounts required to be withheld.

     Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

Shareholder Letter (unaudited)
--------------------------------------------------------------------------------

                                                               November 15, 2005
Dear Shareholders:

     We are pleased to present the Annual Report of The Singapore Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2005.

Performance Review

-------------------------------------------------- ------------- ------------ ------------- ------------- ------------
US$ Terms                                             Nov'04       Feb'05        May'05        Aug'05       Nov'05
                                                        to           to            to            to           to
                                                      Jan'05       Apr'05       July'05        Oct'05       Oct'05
-------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Singapore Fund                                         +6.96%        -3.74%       +8.84%        -5.89%        +5.46%
-------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Straits Times Index ("STI")                            +7.57%        +1.39%       +9.01%        -7.65%        +9.80%
-------------------------------------------------- ------------- ------------ ------------- ------------- ------------
Relative to Benchmark Index                            -0.61%        -5.13%       -0.17%        +1.76%        -4.34%
-------------------------------------------------- ------------- ------------ ------------- ------------- ------------

Annualized performance computed on compounded basis.
Source:  Bloomberg

     For the year ended October 31, 2005, the Fund underperformed the benchmark Straits Times Index ("STI") by 4.34% mainly attributable to the write-off of the value of the Fund's holding in Citiraya Industries Ltd., which at the beginning of the financial year represented 7.68% of the Fund's net assets. This write-off was due to the suspension of trading of Citiraya shares since January 24, 2005 caused by the Singapore government authorities' investigations of corruption and fraudulent practices involving company employees, including senior management executives. The outperformance of our over-weight positions in real estate and marine transport sectors helped to mitigate overall underperformance.

Market Review

     The STI advanced on a steady uptrend from the beginning of the financial year (November 2004) to reach its high for the year in early August 2005, up a strong +20.6%. It then experienced sharp corrections in the last quarter of the financial year (August-October 2005), but despite this it was still up a credible 9.80% by the end of October 2005.

     The Singapore government's introduction of incentives to promote Real Estate Investment Trusts (REITs), approval of two integrated resorts, Orchard Road Rejuvenation and the new Business Financial Centre projects, as well as its relaxation of housing policies all helped to boost the property market, general market sentiment and the Singapore equity market to its year high in early August. Another contributing factor was the strong Gross Domestic Product ("GDP") growth of +5.4% year-on-year in the second quarter of calendar year 2005 following a very weak +2.7% in the first quarter. With third quarter GDP growth at +6.0% and Consumer Price Index ("CPI") inflation muted at +0.6% year-on-year for September, macro-economic numbers continue to be marketsupportive. China's and Malaysia's removal of their currency pegs to the U.S. dollar was another contributor to the upward surge of the market in July, as funds flowed into Singapore and regional markets on expectations of further Chinese Renminbi
(yuan) revaluations and strengthening of regional currencies.

     However, concerns over the devastations caused by Hurricanes Katrina and Rita and their adverse impact on oil prices, rising inflationary pressures and fears about a peaking U.S. property market hurting U.S. consumer spending all caused the Singapore market to correct from August to October. The recent spate of warnings on the imminence of a global avian flu pandemic did not help overall market sentiment.

Outlook & Strategy

------------------------------------- ------------------- ------------------ -----------------------------------------
                                        Benchmark (%)       Portfolio (%)                    Comments
------------------------------------- ------------------- ------------------ -----------------------------------------

Telecommunications & Media                   14.3                13.8        Defensive exposure with expectations
                                                                             for higher dividend yields.  Step up of
                                                                             marketing and promotional activities
                                                                             may put margins under pressure for the
                                                                             telcos.
------------------------------------- ------------------- ------------------ -----------------------------------------
Finance                                       2.5                23.6        Recovery of the property market and
                                                                             economy should lead to rising loan
                                                                             rates with higher earnings growth and
                                                                             margins expected going forward.
                                                                             On-going capital restructuring of
                                                                             United Overseas Bank ("UOB") and
                                                                             Oversea-Chinese Banking ("OCBC")
                                                                             provide potential for return on equity
                                                                             ("ROE") improvements, higher dividends
                                                                             and share buy-backs.  Sector limit of
                                                                             25% is applicable.
------------------------------------- ------------------- ------------------ -----------------------------------------
Real Estate                                  14.0                13.8        Aggressive property acquisitions by
                                                                             Singapore Real Estate Investment Trusts
                                                                             and the government's relaxation of
                                                                             housing policies had led to clear
                                                                             recovery of the property market
                                                                             especially at the higher end from
                                                                             foreign purchasers.  Beneficiary of
                                                                             stronger economic growth and
                                                                             government's measures to boost tourism
                                                                             through Orchard Road rejuvenation and
                                                                             the Integrated Resorts-cum-Casinos
                                                                             projects.  Some profit taking had
                                                                             reduced weighting to slightly
                                                                             under-weight.
------------------------------------- ------------------- ------------------ -----------------------------------------
Transport                                     7.4                11.7        Over-weight in marine (leveraged on
                                                                             continued strong growth in the China
                                                                             market) and domestic land transport
                                                                             with more assured growth and dividend
                                                                             yield prospects.  Air transport's high
                                                                             fuel cost continues to be a drag on
                                                                             Singapore Airlines ("SIA") and industry
                                                                             earnings.
------------------------------------- ------------------- ------------------ -----------------------------------------
Technology                                    5.7                 7.7        Have turned more optimistic on
                                                                             technology on expectations of a gradual
                                                                             recovery of the sector.
------------------------------------- ------------------- ------------------ -----------------------------------------
Conglomerate                                 10.0                 7.7        Some profit taking after stronger than
                                                                             expected performance had trimmed
                                                                             exposure.
------------------------------------- ------------------- ------------------ -----------------------------------------

     Earnings momentum for the overall Singapore market will slow this year in comparison to last year. Domestic economic fundamentals should however be market-supportive as strengthening economic growth in the second and third quarter of 2005 (at 5.4% and 6.0% year-on-year, respectively, versus 2.7% for the first quarter of 2005) raise prospects for annual growth to exceed the upper range of the government's 2005 GDP growth forecast of 3.5% to 4.5%. However, concerns of high oil prices flowing-through into higher inflation; the recent spate of warnings of the possibility of a global outbreak of avian flu pandemic; uncertainties following the appointment of a new U.S. Federal Reserve Chairman and fears that he may over-shoot in hiking interest rates (thereby hurting the already peaking U.S. property market and U.S. consumer spending) negatively affected market sentiment and outlook. However, barring an actual serious outbreak of an avian flu pandemic especially if oil prices continue to ease, we expect the Singapore market to rally and end the calendar year on a positive note. We are however turning more cautious for the first half of 2006 and expect to adopt a more defensive posture.

Portfolio Management

     Mr. Lim Chi Teong has been the Fund's portfolio manager since April 15, 2005 and is responsible for the day-to-day management of the Fund's portfolio. Chi Teong joined DBS Asset Management Ltd., of which the Fund's Investment Manager, DBS Asset Management (United States) Pte. Ltd., is a wholly owned subsidiary, in February 2005. Prior to this, he was the Director of Investment Management at Pheim Asset Management Malaysia and Advisor to Pheim Asset Management Singapore.

     Mr. Teo Chon Kiat supports Chi Teong as the alternate portfolio manager. Prior to joining DBSAM in 1998, Chon Kiat was a quantitative analyst with Koeneman Capital Management.

     The Fund's management would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,





IKUO MORI
Chairman of the Board

Portfolio of Investments
October 31, 2005
--------------------------------------------------------------------------------
COMMON STOCKS--95.80%
--------------------------------------------------------------------------------

The Singapore Fund, Inc.
--------------------------------------------------------------------------------

     Shares                                     Value
SINGAPORE--95.80%
Agricultural Biotechnology--2.68%
   10,000,000     China Sun Bio-chem
                     Technology Group
                     Co., Ltd.*...........   $2,599,321
Banks & Financial Services--23.61%
    2,761,200     Oversea-Chinese Banking
                     Corp. Ltd............   10,276,509
    1,550,712     United Overseas Bank
                     Ltd..................   12,642,047
                                             22,918,556
Building Materials--1.58%
    1,999,000     Hong Leong Asia Ltd.....    1,535,194
Chemicals and Plastics--0.45%
    1,900,000     China Flexible
                     Packaging Holdings
                     Ltd..................      437,749
Communications--Media--3.90%
    1,430,000     Singapore Press
                     Holdings Ltd.........    3,784,611
Computer Memory--0.78%
    6,220,000     Memory Devices Ltd.*@...      753,271
Conglomerate--5.25%
      196,800     Jardine Matheson
                     Holdings Ltd.........    3,109,440
    1,250,000     Sembcorp Industries
                     Ltd.+................    1,986,413
                                              5,095,853
Diversified--1.23%
      124,000     Jardine Strategic
                     Holdings Ltd.........    1,196,600
E-Business--1.67%
    4,365,000     DMX Technologies Group,
                     Ltd.*................    1,624,546
Electronic Components--2.45%
    2,675,000     BH Global Marine Co.
                     Ltd.*................   $  355,561
    5,600,000     United Test and
                     Assembly Center Ltd.*    2,018,018
                                              2,373,579
Foods--0.54%
    4,250,000     China Lifestyle
                     Food and Beverages
                     Group Ltd.*..........      451,927
      200,000     Food Junction
                     Holdings Ltd.........       70,891
                                                522,818
Health & Personal Care--1.67%
    3,350,000     LMA International
                     NV, Ltd.*............    1,622,803
Industrial--2.72%
    1,750,000     Singapore Technologies
                     Engineering Ltd.+....    2,636,243
Leisure and Tourism--1.66%
    2,577,000     Raffles Holdings Ltd.+..    1,613,717
Manufacturing--0.30%
    2,500,000     Linair Technologies
                     Ltd.*@...............      295,377
Oil & Gas Extraction--0.97%
      800,000     KS Energy Services Ltd..      945,208
Property Development--13.82%
    1,400,000     Capitaland Ltd.+........    2,630,040
      900,000     City Developments Ltd...    4,678,777
      380,000     Hongkong Land Holdings,
                     Ltd..................    1,086,800
    1,250,000     Keppel Land Ltd.+.......    2,820,854
      147,471     United Overseas Land
                     Ltd..................      203,859
    2,450,000     Wing Tai Holdings Ltd...    1,997,341
                                             13,417,671

Portfolio of Investments (concluded)
October 31, 2005
--------------------------------------------------------------------------------
COMMON STOCKS (concluded)
--------------------------------------------------------------------------------

     Shares                                     Value
Recycling--0.00%
   14,641,000     Citiraya Industries,
                     Ltd.*@...............   $        --
Retail--0.58%
    1,456,000     Best World
                     International Ltd....      567,692
Semiconductor--0.68%
    1,200,000     STATS ChipPAC Ltd.*+....      659,282
Shipyards--3.25%
      460,000     Keppel Corp. Ltd.+......    3,152,267
Technology--2.50%
   15,000,000     Global Voice Group Ltd.*    1,550,731
    2,360,000     Sarin Technologies Ltd..      871,363
                                              2,422,094
Telecommunications--9.91%
    6,150,650     Singapore
                     Telecommunications
                     Ltd.+................    8,466,114
    1,000,000     StarHub Ltd.+...........    1,151,972
                                              9,618,086
Transport Services--1.12%
    1,615,000     Singapore Post Ltd.+....    1,087,638
Transportation--Air--3.95%
      580,150     Singapore Airlines Ltd.+    3,838,535
Transportation--Land--2.35%
    3,750,000     SMRT Corp., Ltd.+.......    2,281,790
Transportation--Marine--5.36%
    4,000,000     Cosco Corp. (Singapore)
                     Ltd..................    5,198,641
Water Treatment Systems--0.82%
      450,000     Hyflux Ltd..............   $  794,860
Total Common Stocks
   (Cost--$80,431,355)...................     92,994,002
-----------------------------------------------------------
TIME DEPOSITS--4.41%
-----------------------------------------------------------
Principal Amount
(000)
-----------------
SINGAPORE DOLLAR--1.12%
       $1,843     Citibank Singapore
                     0.78%, due 11/1/05...    1,088,813
U.S.     DOLLAR--3.29% $ 46 Bank of New York,
                     0.05%, due 11/1/05...       46,123
        3,147     Citibank Singapore,
                     3.10%, due 11/1/05...    3,146,773
Total U.S. Dollar Time Deposits.........      3,192,896
Total Time Deposits
   (Cost--$4,280,938)....................      4,281,709
Total Investments--100.21%
   (Cost--$84,712,293)...................     97,275,711
Liabilities in excess of other
   assets--(0.21)%.......................       (203,075)
NET ASSETS (Applicable to 9,211,045
   shares of capital stock outstanding;
   equivalent to $10.54 per share)--100.00%   $97,072,636

*    Non-income producing securities.
+    Deemed to be an affiliated issuer (see page 10).
@ Fair valued security. This security has been valued in good faith in such a manner as prescribed by the Board of Directors.


      See accompanying notes to financial statements.

TEN LARGEST EQUITY POSITIONS HELD

--------------------------------------------------------
Issue                                       Percent of
                                            Net Assets
United Overseas Bank Ltd...............        13.02%
Oversea-Chinese Banking Corp. Ltd......        10.59
Singapore Telecommunications Ltd.               8.72
Cosco Corp. (Singapore) Ltd............         5.36
City Developments Ltd..................         4.82
Singapore Airlines Ltd.................         3.95
Singapore Press Holdings Ltd...........         3.90
Keppel Corp. Ltd.......................         3.25
Jardine Matheson Holdings Ltd..........         3.20
Keppel Land Ltd........................         2.91


EQUITY CLASSIFICATIONS HELD

------------------------------------------------------
Industry                                   Percent of
                                           Net Assets
Banks & Financial Services ............      23.61%
Property Development...................      13.82
Telecommunications.....................       9.91
Transportation--Marine..................      5.36
Conglomerate...........................       5.25
Transportation--Air.....................      3.95
Communications--Media...................      3.90
Shipyards..............................       3.25
Industrial.............................       2.72
Agricultural Biotechnology.............       2.68
Technology.............................       2.50
Electronic Components..................       2.45
Transportation--Land....................      2.35
E-Business.............................       1.67
Health & Personal Care.................       1.67
Leisure and Tourism....................       1.66
Building Materials.....................       1.58
Diversified............................       1.23
Transport Services.....................       1.12
Oil & Gas Extraction...................       0.97
Water Treatment Systems................       0.82
Computer Memory........................       0.78
Semiconductor..........................       0.68
Retail.................................       0.58
Foods..................................       0.54
Chemicals and Plastics.................       0.45
Manufacturing..........................       0.30
Recycling..............................       0.00

Affiliated Holdings

     Temasek Holdings, an Asian investment company located in Singapore, owns 28% of DBS Group, the parent of the Manager. Temasek Holdings also owns at least 25% of the following portfolio securities, which are deemed affiliated holdings because of this common ownership.
--------------------------------------------------------------------------------

                                        Number of                              Number of
                                       Shares Held                             Shares Held     Market Value
                                        October 31,   Purchase                  October 31,    at October 31,    Dividend
Name of Affiliated Holding                2004          Cost       Sales Cost     2005              2005          Income
---------------------------------      ------------  ------------  ----------  --------------  --------------  ------------
Capitaland Ltd...................          --        $1,927,928    $   --        1,400,000     $ 2,630,040     $   41,046
Keppel Corp. Ltd.................        587,500        --         (216,285)       460,000       3,152,267         51,542
Keppel Land Ltd..................          --         1,891,360    (313,070)     1,250,000       2,820,854         36,655
Raffles Holdings Ltd.............          --           995,464        --        2,577,000       1,613,717         25,184
Sembcorp Industries Ltd..........          --         1,913,105        --        1,250,000       1,986,413         --
Singapore Airlines Ltd...........        580,150        --             --          580,150       3,838,535        139,906
Singapore Post Ltd..............           --           903,610        --        1,615,000       1,087,638         37,997
Singapore Technologies
   Engineering Ltd...............      1,975,000        --         (228,523)     1,750,000       2,636,243        146,695
Singapore Telecommunications Ltd.      5,009,650      3,007,882    (515,957)     6,150,650       8,466,114        365,053
SMRT Corp........................          --         2,438,249        --        3,750,000       2,281,790         --
StarHub Ltd......................          --         1,345,861    (419,131)     1,000,000       1,151,972         34,736
STATS ChipPAC Ltd................          --           946,348    (278,338)     1,200,000         659,282         --
                                                                                               --------------  ------------
   Total.........................                                                              $32,324,865     $  878,814
                                                                                               ==============  =============

Statement of Assets and Liabilities

October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------

Assets
   Investment in securities, at value:
      Unaffiliated securities (cost--$59,864,258).............................       $  64,950,846
      Affiliated securities (cost--$24,848,035)...............................          32,324,865    $  97,275,711
                                                                                     ---------------
   Interest receivable.......................................................                                     4
   Prepaid expenses..........................................................                                33,220
                                                                                                      -----------------
      Total assets...........................................................                            97,308,935
Liabilities
   Payable for management fees...............................................                                61,063
   Payable for advisory fees.................................................                                30,942
   Payable for other affiliates..............................................                                40,413
   Accrued expenses and other liabilities....................................                               103,881
                                                                                                      -----------------
      Total liabilities......................................................                               236,299
                                                                                                      -----------------
Net Assets
   Capital stock, $0.01 par value per share; total 100,000,000 shares
      authorized; 9,211,045 shares issued and outstanding....................                                92,111
   Paid-in capital in excess of par value....................................                           106,470,686
   Undistributed net investment income.......................................                             1,490,908
   Accumulated net realized loss on investments..............................                           (23,544,068)
   Net unrealized appreciation on investments and other assets and liabilities
      denominated in foreign currency........................................                            12,562,999
                                                                                                      -----------------
      Net assets applicable to shares outstanding............................                         $  97,072,636
                                                                                                      =================
        Net Asset Value Per Share............................................                         $          10.54
                                                                                                      =================



                 See accompanying notes to financial statements.

Statement of Operations

For the Year Ended October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------

Investment income:
   Dividends:
      Unaffiliated securities......................................................     $ 2,210,153
      Affiliated securities........................................................         878,814     $ 3,088,967
                                                                                        --------------
   Interest........................................................................                          62,165
                                                                                                        --------------
      Total investment income......................................................                       3,151,132
                                                                                                        --------------
Expenses:
   Investment management fee.......................................................                         706,260
   Investment advisory fee.........................................................                         357,770
   Administration fee and expenses.................................................                         217,542
   Audit and tax services..........................................................                          98,750
   Custodian fees and expenses.....................................................                          94,161
   Legal fees and expenses.........................................................                          74,069
   Insurance expense...............................................................                          46,583
   Reports and notices to shareholders.............................................                          42,395
   Directors' fees and expenses....................................................                          36,530
   Transfer agency fee and expenses................................................                          13,576
   Other...........................................................................                          51,358
                                                                                                        --------------
      Total expenses...............................................................                       1,739,174
                                                                                                        --------------
Net investment income..............................................................                       1,411,958
                                                                                                        --------------
Realized and unrealized gains from investment activities and foreign currency transactions: Net realized gains on investments:
      Unaffiliated securities......................................................       8,090,640
      Affiliated securities........................................................       1,616,167       9,706,807
                                                                                        --------------
   Net realized foreign currency transaction gains.................................                          78,950
   Net change in unrealized appreciation (depreciation) on investments in equity
      securities...................................................................                      (5,989,104)
   Net change in unrealized appreciation (depreciation) on other assets and
      liabilities denominated in foreign currency..................................                         (86,645)
                                                                                                        --------------
   Net realized and unrealized gains from investment activities and foreign currency
      transactions.................................................................                       3,710,008
                                                                                                        --------------
Net increase in net assets resulting from operations...............................                     $ 5,121,966
                                                                                                        ==============


                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           For the Years Ended
                                                                                               October 31,
                                                                                     --------------------------------
                                                                                          2005             2004
                                                                                     ----------------  --------------
Increase (decrease) in net assets from operations:
   Net investment income........................................................     $  1,411,958      $  1,658,629
   Net realized gain on:
      Investments...............................................................        9,706,807        10,622,842
      Foreign currency transactions.............................................           78,950           376,953
   Net change in unrealized appreciation (depreciation) on:
      Investments in equity securities..........................................       (5,989,104)        1,042,102
      Translation of short-term investments and other assets and liabilities
        denominated in foreign currency.........................................          (86,645)          (29,602)
                                                                                     ----------------  --------------
   Net increase in net assets resulting from operations.........................        5,121,966        13,670,924
                                                                                     ----------------  --------------
Dividends and distributions to shareholders from:
   Net investment income........................................................       (2,025,569)         (874,505)
                                                                                     ----------------  --------------
From capital stock transactions: Sale of capital stock resulting from:
      Reinvestment of dividends.................................................           34,002            13,496
                                                                                     ----------------  --------------
   Net increase in net assets...................................................        3,130,399        12,809,915
Net assets:
   Beginning of year............................................................       93,942,237        81,132,322
                                                                                     ----------------  --------------
   End of year (including undistributed net investment income of
      $1,490,908 and $2,034,442, respectively)..................................     $ 97,072,636      $ 93,942,237
                                                                                     ================  ==============



                 See accompanying notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

Organization and Significant Accounting Policies

     The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

     The following significant accounting policies are in conformity with generally accepted accounting principles in the Unites States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

     Valuation of Investments--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe.
Short-term investments having maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

     Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in the market price of securities.

     Tax Status--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the year ended October 31, 2005, the Fund was subject to
withholding   tax,  ranging  from  10%  to  20%,  on  certain  income  from  its investments.

     The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

--------------------------------------------------------------------------------

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

     Dividends and Distributions to Shareholders--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

     Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Investment Manager and Investment Adviser

     The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2005, no out-of-pocket expenses were paid to the Manager.

     The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Daiwa SB Investments (Singapore) Limited (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets

--------------------------------------------------------------------------------

and 0.34% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2005, no out-of-pocket expenses were paid to the Adviser.

     At October 31, 2005, the Fund owed to the Manager and the Adviser $61,063 and $30,942 for management and advisory fees, respectively.

Administrator and Custodian and Other Related Parties

     Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2005, expenses of $5,986 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

     DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed DBS Bank Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the year ended October 31, 2005, DSTC earned $21,543 and DBS Bank earned $67,378 from the Fund for their respective custodial services.

     At October 31, 2005, the Fund owed to DSTC $16,702, $3,750 and $19,960 for administration, compliance and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totaling $18,056.

     During the year ended October 31, 2005, the Fund paid or accrued $82,587 for legal services, in connection-with the Fund's on-going operations, to a law firm of which the Fund's Assistant Secretary is a partner.

Investments in Securities and Federal Income Tax Matters

     For federal income tax purposes, the cost of securities owned at October 31, 2005 was $80,611,721, excluding short-term interest-bearing investments. At October 31, 2005, the net unrealized appreciation on investments, excluding short-term securities, of $12,382,281 was composed of gross appreciation of $18,960,835 for those investments having an excess of value over cost, and gross depreciation of $6,578,554 for those investments having an excess of cost over value. For the year ended October 31, 2005, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $37,778,573 and $31,139,837, respectively.

     In order to present undistributed net investment income and accumulated net realized loss on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments.

Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

     For the year ended October 31, 2005, the adjustments were to increase net investment income by $70,077 and increase accumulated net realized loss by $78,950 primarily related to the reclassification of realized foreign currency gains and increase capital by $8,873. Net investment income, net realized losses and net assets were not affected by this change.

     During the current year, the Fund utilized capital loss carryforwards of $9,702,277.

     At October 31, 2005, the Fund had a remaining capital loss carryover of $23,363,702, of which $5,096,375 expires in the year 2008, $16,509,415 expires in the year 2009 and $1,757,912 expires in the year 2010, available to offset future net capital gains.

     The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales. As of October 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                 Accumulated                  Unrealized
Net Investment Income         Net Realized Loss        Appreciation/Depreciation
---------------------         -----------------        -------------------------
      $1,490,908                 $23,363,702                  $12,382,633

     The tax character of the distribution paid during the fiscal year ended October 31, 2005 and October 31, 2004 was the same for financial statement and tax purposes.

Concentration of Risk

     Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

     At October 31, 2005, the Fund had 1,843,088 Singapore Dollars valued at $1,088,813 on deposit with a single financial institution.

Capital Stock

     There are 100,000,000 shares of $0.01 par value common stock authorized. During the year ended October 31, 2005, 3,912 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends. Of the 9,211,045 shares outstanding at October 31, 2005, Daiwa
Securities America, Inc., an affiliate of the Adviser and DSTC, owned 15,118 shares.

Subsequent Event

     On December 19, 2005, a dividend was declared by the Board. The distribution of $0.17 per share is payable on January 19, 2006, to shareholders of record at the close of business on December 30, 2005. The ex-dividend date is December 28, 2005.

Financial Highlights


--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding during each year is presented below:

                                                                       For the Year Ended October 31,
                                                         -------------------------------------------------------------
                                                           2005       2004         2003         2002        2001
                                                         ---------  -----------  -----------  ----------  ------------
Net asset value, beginning of year..................     $ 10.20      $  8.81      $  6.46     $  5.76      $  8.12
                                                         ---------  -----------  -----------  ----------  ------------
Net investment income...............................        0.16         0.18         0.08        0.02         0.10
Net realized and unrealized gains (losses) on
   investments and foreign currency transactions....        0.40         1.31         2.28        0.76        (2.46)
                                                         ---------  -----------  -----------  ----------  ------------
Net increase (decrease) in net asset value resulting
   from operations .................................        0.56         1.49         2.36        0.78        (2.36)
                                                         ---------  -----------  -----------  ----------  ------------
Less:  dividends and distributions to shareholders
   Net investment income............................       (0.22)       (0.10)       (0.01)      (0.08)        --
                                                         ---------  -----------  -----------  ----------  ------------
Net asset value, end of year........................     $ 10.54      $ 10.20      $  8.81     $  6.46      $  5.76
                                                         =========  ===========  ===========  ==========  ============
Per share market value, end of year.................     $  9.29      $  8.52      $   .62     $  5.00      $  4.48
                                                         =========  ===========  ===========  ==========  ============
Total investment return:
   Based on market price at beginning and end of
      year, assuming reinvestment of dividends......       11.80 %      13.25 %      52.59 %     13.39 %     (29.73) %
   Based on net asset value at beginning and end of
      year, assuming reinvestment of dividends......        5.95 %      17.27 %      36.55 %     13.94 %     (29.06) %
Ratios and supplemental data:.......................
   Net assets, end of year (in millions)............     $ 97.1       $ 93.9       $ 81.1      $ 59.4       $ 53.0
   Ratios to average net assets of:
      Expenses......................................        1.81 %       1.65 %       1.85 %      2.12 %       2.15 %
      Expenses, excluding waiver of Management and
        Advisory fee applicable to net investment
        income......................................        1.81 %       1.82 %       2.04 %      2.20%        2.15 %
      Net investment income.........................        1.47 %       1.93 %       1.19 %      0.23 %       1.47 %
Portfolio turnover..................................       34.85 %      77.65 %      93.13 %    103.33 %     152.18 %


Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Singapore Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Singapore Fund, Inc. (the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York, New York
December 19, 2005

Tax Information (unaudited)
--------------------------------------------------------------------------------

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 2005) as to the federal tax status of any distributions received by you during such fiscal year.

     On December 19, 2005, the Board of Directors of the Fund approved a total distribution of $0.17 per share which represents a dividend from ordinary income.

     There is no foreign tax deduction or credit available to shareholders for calendar year 2005.

     The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2006.

     Shareholders are strongly advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

Information Concerning Directors and Officers (unaudited)
--------------------------------------------------------------------------------

     The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2007 for Class I Directors, 2008 for Class II Directors and 2006 for Class III Directors, or until their successors are duly elected and qualified.

                                                                                                          Number of
                                                    Principal Occupation                                  Funds in
                                                 or Employment During Past                              Fund Complex
                                                       Five Years and                     Director or     for Which
     Name (Age) and Address of                        Directorships in                    Officer of      Director
        Directors/Officers                        Publicly Held Companies                 Fund Since     Serves (1)
------------------------------------ --------------------------------------------------- -------------- --------------
Directors
   Austin C. Dowling (73)            Retired; Director, The Thai Capital Fund, Inc.,       Class III          3
   1002 E Long Beach Boulevard       since 1990; Director, The Japan Equity Fund,          Director
   North Beach,                      Inc., since 1992.                                    since 2000
   NJ 08008

   Martin J. Gruber (68)             Professor of Finance, Leonard N. Stern School of      Class II           3
   229 South Irving Street           Business, New York University, since 1965;            Director
   Ridgewood, NJ 07450               Director, The Thai Capital Fund, Inc., since         since 2000
                                     2000; Director, The Japan Equity Fund, Inc.,
                                     since 1992; Trustee, Scudder New York Mutual
                                     Funds, since 1992; Trustee, C.R.E.F., from 2001
                                     to 2005 and Chairman from December 2003 to 2005;
                                     Trustee, T.I.A.A., from 1996 to 2000; Director,
                                     National Bureau of Economic Research, since
                                     August, 2005.

   David G. Harmer (62)              Executive Director, Department of Community and        Class I           3
   4337 Bobwhite Court Ogden, UT     Economic Development for the State of Utah, since     Director
   84403                             May 2002; Chairman, 2K2 Hosting Corporation, from    since 1996
                                     April 2001 to April 2002; President, Jetway
                                     Systems, a division of FMC Corporation, from 1997
                                     until 2001; Director, The Thai Capital Fund,
                                     Inc., since 2000; Director, The Japan Equity
                                     Fund, Inc., since 1997.

*  Ikuo Mori (56)                    Chairman and CEO, Daiwa Securities America Inc.,     Chairman of         3
   Daiwa Securities America Inc.     since 2001; Executive Officer, Daiwa Securities       the Board
   Financial Square 32 Old Slip      Group Inc., since 2001; President and COO, Daiwa      and Class
   New York, NY 10005                Securities America Inc., from 1996 to 2001;         III Director
                                     Chairman of the Board, The Thai Capital Fund,        since 2001
                                     Inc., since 2001.


Information Concerning Directors and Officers (unaudited) (concluded)
--------------------------------------------------------------------------------

                                                                                                          Number of
                                                    Principal Occupation                                  Funds in
                                                 or Employment During Past                              Fund Complex
                                                       Five Years and                     Director or     for Which
     Name (Age) and Address of                        Directorships in                    Officer of      Director
        Directors/Officers                        Publicly Held Companies                 Fund Since     Serves (1)
------------------------------------ --------------------------------------------------- -------------- --------------

   Oren G. Shaffer (63)              Vice Chairman and Chief Financial Officer, Qwest       Class I           3
   1801 California Street Denver,    Communications International Inc., since July         Director
   CO 80202                          2002; Executive Vice President and Chief             since 1997
                                     Financial Officer, Ameritech Corporation, from
                                     1994 to 2000; Director, The Thai Capital Fund,
                                     Inc., since 2000; Director, The Japan Equity
                                     Fund, Inc., since 2000.

Officers
   John J. O'Keefe (46)              Vice President and Treasurer, The Thai Capital          Vice             --
   One Evertrust Plaza Jersey        Fund, Inc. and The Japan Equity Fund, Inc., since     President
   City, NJ 07302-3051               2000; Vice President, Fund Accounting Department,        and
                                     Daiwa Securities Trust Company, since 2000.         Treasurer of
                                                                                           the Fund
                                                                                          since 2000
                                                                                         Secretary of
                                                                                           the Fund
                                                                                          since 2000

   Yuko Uchida (27)                  Secretary, The Thai Capital Fund, Inc. and The      Secretary of         --
   One Evertrust Plaza Jersey        Japan Equity Fund, Inc., since 2004; Client           the Fund
   City, NJ 07302-3051               Reporting Department of Daiwa Securities Trust       since 2004
                                     Company, since 2002.

   Anthony Cambria (51)              Chief Compliance Officer, The Thai Capital Fund,        Chief            --
   One Evertrust Plaza Jersey        Inc. and The Japan Equity Fund, Inc., since 2004;    Compliance
   City, NJ 07302-3051               Director and Executive Vice President, Daiwa         Officer of
                                     Securities Trust Company, since 1999.                 the Fund
                                                                                          since 2004

   Leonard B. Mackey, Jr. (54) 31    Partner in the law firm of Clifford Chance US         Assistant          --
   West 52nd Street New York, NY     LLP, since 1983; Assistant Secretary, The Thai      Secretary of
   10019-6131                        Capital Fund, Inc. and The Japan Equity Fund,         the Fund
                                     Inc., since 2004.                                    since 2004


---------------

1 "Fund Complex" includes the Fund, The Thai Capital Fund, Inc., The Japan Equity Fund, Inc. and other investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (H.K.) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Japan Equity) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

* Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Mori is deemed an interested person of the Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund's investment adviser, Daiwa SB Investments (Singapore) Ltd.

Board   Consideration  and  Approval  of  Investment   Advisory  and  Management
Agreements (unaudited)
--------------------------------------------------------------------------------

Nature, Extent and Quality of Services

     At a Meeting of the Board of Directors of The Singapore Fund, Inc. held on June 2, 2005, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments (Singapore) Ltd. (the "Investment Adviser") under the Advisory Agreement and DBS Asset Management (United States) Pte. Ltd. (the "Investment Manager" and, together with the Investment Adviser, the "Advisers") under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Investment Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund's Benchmark

     The Board reviewed the Fund's performance for the last one-, three-and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund's benchmark, the Straits Times Index. The Board noted that the Fund's performance for the last three-and five-year periods was higher than the Fund's benchmark, but was lower for the one-year period. The Board discussed with the Adviser the reasons for the Fund's underperformance in the last year. The Board further noted that, for the last 20 quarters, the Fund's performance varied as compared to the benchmark, however, the Fund generally performed in line with, or outperformed, the benchmark. The Board concluded that the Fund's overall performance was competitive with that of its benchmark.

Fees Relative to Other Funds Advised by the Advisers

     The Board reviewed the advisory fee paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the "advisory fee"). The Board also reviewed information showing the advisory fees paid by other funds managed by each of the Advisers as compared to the advisory fee paid by the Fund. The Board noted that while the Investment Manager and the Investment Adviser do not manage any other U.S. registered funds, the Investment Manager does advise approximately 20 other closed-and open-end funds, of which only four funds have an advisory fee lower than the Fund, and the Investment Adviser advises approximately seven other closed-and open-end funds, of which only one fund has an advisory fee lower than the Fund. The Board concluded that the advisory fee paid by the Fund was appropriate as compared to other funds advised by the Advisers.

Board   Consideration  and  Approval  of  Investment   Advisory  and  Management
Agreements (unaudited) (continued)
--------------------------------------------------------------------------------

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

     The Board considered the advisory fees paid by the other funds in the Fund Complex, The Japan Equity Fund, Inc. and The Thai Capital Fund, Inc., as compared to the advisory fee paid to the Fund's Advisers. The Board noted that the advisory fee rate paid to the Fund was higher than that of The Japan Equity Fund, Inc. and The Thai Capital Fund, Inc. In addition, the Board examined the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the advisory fee rate paid to The Singapore Fund, Inc. falls generally in the middle of the range of fees paid to other closed-end funds investing in a single country. The Board concluded that the Fund's advisory fee was competitive with these other country funds. The Board also noted that the total expense ratio of the Fund was in the middle of the range of total expense ratios of other closedend funds investing in a single country. The Board concluded that the Fund's total expense ratio was satisfactory.

Breakpoints and Economies of Scale

     The Board reviewed the structure of the Fund's advisory fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does include breakpoints. The Board considered that the Fund is closed-end and that the Fund's assets are not likely to grow with new sales. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

     The Board considered and reviewed a profitability report for each of the Advisers for the last year included in the materials previously provided to the Board. Based on their review of the information they received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund's Needs

     The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement and Investment Management Agreement, to which it is a party. The Board noted that each Adviser's operations remain profitable. The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement and Investment Management Agreement, to which it is a party.

Historical Relationship Between the Fund and the Advisers

     The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund's assets and the Board's confidence in the competence and integrity of the senior managers and key personnel of each of the

Board   Consideration  and  Approval  of  Investment   Advisory  and  Management
Agreements (unaudited) (concluded)
--------------------------------------------------------------------------------

Advisers. The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

Other Factors and Current Trends

         The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

         After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its shareholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                                       THE
                                    SINGAPORE
                                   FUND, INC.


                                  Annual Report
                                October 31, 2005



------------------------------------------------------------
BOARD OF DIRECTORS
Ikuo Mori, Chairman
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Oren G. Shaffer
------------------------------------------------------------
OFFICERS
John J. O'Keefe
Vice President and Treasurer
Yuko Uchida
Secretary
Anthony Cambria
Chief Compliance Officer
Leonard B. Mackey, Jr.
Assistant Secretary
------------------------------------------------------------
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051
------------------------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.
INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company
TRANSFER AGENT AND REGISTRAR
American Stock Transfer and Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices. This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to the registrant's principal executive officer and principal financial and accounting officer. A copy of the registrant's Code of Ethics is attached hereto as Exhibit 12(a).

(b)  No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended the Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of the Code of Ethics.

(e)  Not applicable.

(f)  (1) The Code of Ethics is attached hereto as Exhibit 12(a).

     (2)  Not applicable.

     (3)  Not applicable.

Item 3.  Audit Committee Financial Expert.

     The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Oren G. Shaffer who is "independent" for purposes of this item.

Item 4.  Principal Accountant Fees and Services.

     (a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

           2005
                                                             Registrant            Covered Entities(1)

           Audit Fees..................................             $86,000                   N/A

           Non-Audit Fees
                Audit-Related Fees.....................                   -                    -
                Tax Fees...............................          (2) $8,900                    -
                All Other Fees.........................                   -                    -
           Total Non-Audit Fees........................              $8,900                    -

           Total.......................................             $94,900                    -

           2004
                                                                 Registrant           Covered Entities(1)
           Audit Fees..................................             $81,150                   N/A

           Non-Audit Fees
                Audit-Related Fees.....................                   -                    -
                Tax Fees...............................          (2) $8,400                    -
                All Other Fees.........................                   -                    -
           Total Non-Audit Fees........................      $8,400                       -

           Total.......................................      $89,550                      -

---------------------
N/A- Not applicable, as not required by Item 4.

(1) "Covered Entities" include the registrant's investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's adviser that provides ongoing services to the registrant.

(2) Tax Fees represent fees received for tax compliance services provided to the registrant, including the review of tax returns.

---------------------

(e) (1) Before the registrant's principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant's investment adviser and its affiliates, each engagement is approved by the registrant's audit committee.

(e) (2) 100% of the services described in each of (b) through (d) of this Item 4 were approved by the registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  See table above.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to Covered Entities that were not pre-approved pursuant to paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors' independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

     The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are as follows: Austin C. Dowling, Martin J. Gruber, David G. Harmer and Oren G. Shaffer.

Item 6.  Schedule of Investments.

         A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The registrant's policies and procedures and those used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 12(c).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

     There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)  Code of Ethics for Principal Executive and Senior Financial Officers.

(b) Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)  Proxy Voting Guidelines for the registrant and its adviser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            The Singapore Fund, Inc.


                     By       \s\ John J. O'Keefe
                              --------------------------------------------------
                               John J. O'Keefe, Vice President & Treasurer


Date:  December 28, 2005


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                    By       \s\ John J. O'Keefe
                             ---------------------------------------------------
                              John J. O'Keefe, Vice President & Treasurer


Date:  December 28, 2005


                   By       \s\ Ikuo Mori
                            ----------------------------------------------------
                             Ikuo Mori, Chairman


Date:  December 28, 2005

                                                                  EXHIBIT 12 (a)


           CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL
                                    OFFICERS


I. This Code of Ethics (the "Code") for The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Singapore Fund, Inc. (each a "Fund" and collectively the "Funds") applies to each Fund's President and Treasurer (or persons performing similar functions) ("Covered Officers") for the purpose of promoting:

     o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     o full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by a Fund;

     o    compliance   with   applicable   laws  and   governmental   rules  and
          regulations;

     o prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

     o    accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest. A Fund will expect all Covered Officers to comply at all times with the principles in this Code. A violation of this Code by an employee is grounds for disciplinary action up to and including discharge and possible legal prosecution. Any question about the application of the Code should be referred to the Audit Committee of the Fund's Board of Directors ( the "Audit Committee").

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, a Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with a Fund.

     Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the "Investment Company Act") and the Investment Advisers Act of 1940 (the "Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as "affiliated persons" of a Fund. The compliance programs and procedures of a Fund and the Fund's Investment Manager and Investment Adviser are designed to prevent, or identify and correct, violations of these provisions. Certain conflicts of interest also arise out of the personal securities trading activities of the Covered Officers and the possibility that they may use information regarding a Fund's securities trading activities for their personal benefit. Each Fund's Code of Ethics under Rule 17j-1 under the Investment Company Act is designed to address these conflicts of interest. This Code does not, and is not intended to, replace these programs and procedures or a Fund's Rule 17j-1 Code of Ethics, and this Code's provisions should be viewed as being additional and supplemental to such programs, procedures and code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Investment Adviser or Investment Manager of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for its Investment Adviser or Investment Manager, or for all parties), be involved in establishing policies and implementing decisions that will have different effects on the Investment Adviser or Investment Manager and a Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and its Investment Adviser or Investment Manager and is consistent with the performance by the Covered Officers of their duties as officers of a Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by a Fund's Board of Directors (the "Board") that the Covered Officers may also be officers or employees of one or more other investment companies covered by other codes.

     Each Covered Officer must not:

     o use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of a Fund;

     o cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and

     o use material non-public knowledge of portfolio transactions made or contemplated for, or actions proposed to be taken by, a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

     Each Covered Officer must, at the time of signing this Code, report all material business affiliations outside a Fund and must update the report annually.

     Covered Officers should avoid situations which involve the appearance of, or potential for, conflicts of interest. Examples of these situations include:

     o accepting directly or indirectly, anything of value, including gifts and gratuities in excess of $100 per year from any person or entity with which a Fund has current or prospective business dealings, not including occasional meals or tickets to theatre or sporting events or other similar entertainment, provided it is business-related, reasonable in cost, appropriate as to time and place and not so frequent as to raise any question of impropriety;

     o any ownership interest in, or any consulting or employment relationship with, any of a Fund's service providers, other than its Investment Adviser or Investment Manager or any affiliated person thereof; and

     o a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

     In situations involving a Covered Officer which involve the appearance of, or the potential for, conflicts of interest, but where the Covered Officer believes that no significant conflict of interest exist, the Covered Officer must obtain prior written approval from the Audit Committee before becoming involved in that situation. No such approval shall be considered a waiver of this Code.

III. Disclosure and Compliance

     o Each Covered Officer should familiarize himself with the disclosure and compliance requirements generally applicable to a Fund;

     o Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside a Fund, including to a Fund's directors and auditors, or to governmental regulators and self-regulatory organizations;

     o Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and its Investment Adviser or Investment Manager with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents a Fund files with, or submits to, the SEC and in other public communications made by a Fund; and

     o It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.  Reporting and Accountability

     Each Covered Officer must:

     o upon adoption of the Code or (thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read and understands the Code;

     o annually thereafter affirm to the Board that he has complied with the requirements of the Code;

     o not retaliate against any other Covered Officer or any employee of a Fund or their affiliated persons for reports of potential violations that are made in good faith; and

     o notify the Audit Committee promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

     The Audit Committee is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. Any waivers sought by a Covered Officer must be considered by the Audit Committee.

     A copy of this Code shall be delivered to each employee of a Fund and each employee of its Investment Adviser and Investment Manager annually together with a memorandum requesting that any violations of the Code be communicated immediately to the Audit Committee.

     Each Fund will follow these procedures in investigating  and enforcing this
Code:

     o the Audit Committee will take all appropriate action to investigate any potential violations reported to it;

     o if, after such investigation, the Audit Committee believes that no violation has occurred, the Audit Committee is not required to take any further action;

     o if the Audit Committee determines that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Investment Adviser or its board; or a recommendation to dismiss the Covered Officer;

     o the Audit Committee will be responsible for granting waivers of this Code, as appropriate; and

     o any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.   Changes To or Waivers of the Code

     No change to or waiver of any provision of this Code will be effective until a Fund discloses the nature of any amendment to, or waiver from, a provision of the Code in its Form N-CSR, or on its website within five business days following the date of the amendment or waiver if this method of disclosure has been established in its Form N-CSR and made available on its website for twelve months. Any waiver of provisions of this Code will be reported in filings with the SEC and otherwise reported to a Fund's stockholders to the full extent required by the rules of the SEC and by any applicable rules of any securities exchange on which a Fund's securities are listed.

VI.  Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by each Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of a Fund or its Investment Adviser, Investment Manager or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code.

VII. Amendments

     Any amendments to this Code must be approved or ratified by a majority vote of the Audit Committee and the Board, including a majority of directors who are not interested persons as defined in the Investment Company Act.

VIII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Audit Committee, the Board, the Fund and its counsel and its Investment Adviser and Investment Manager and their respective counsel.

IX.  Internal Use

     The Code is intended solely for the internal use by a Fund and does not constitute an admission, by or on behalf of a Fund, as to any fact, circumstance or legal conclusion.

     I have read and understand the terms of the Code. I recognize the responsibilities and obligations incurred by me as a result of my being subject to the Code. I hereby agree to abide by the Code.

-------------------------

Date:_____________________

                                                                  EXHIBIT 12 (b)

                                  CERTIFICATION
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, John J. O'Keefe, certify that:

1.   I have reviewed this report on Form N-CSR of The Singapore Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

          (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

          (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a) all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

          (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

                             Date: December 28, 2005


                           \s\ John J. O'Keefe
                           -----------------------------------------------------
                           John J. O'Keefe, Vice President & Treasurer

                                  CERTIFICATION
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, Ikuo Mori, certify that:

1.   I have reviewed this report on Form N-CSR of The Singapore Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

          (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and



5. The registrant's other certifying officer and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a) all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

          (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

                             Date: December 28, 2005


                           By       \s\ Ikuo Mori
                                    --------------------------------------------
                                     Ikuo Mori, Chairman

                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned, the Vice President & Treasurer of The Singapore Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended October 31, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

                            Dated: December 28, 2005


                            \s\ John J. O'Keefe
                            ----------------------------------------------------
                            John J. O'Keefe, Vice President & Treasurer


          This  certification  is being  furnished  solely pursuant to 18 U.S.C.
     Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned, the Chairman of The Singapore Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended April 30, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

                            Dated: December 28, 2005


                                                     \s\ Ikuo Mori
                                                     ---------------------------
                                                     Ikuo Mori, Chairman


     This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                                                  EXHIBIT 12 (c)


                            The Singapore Fund, Inc.
                       Proxy Voting Policy and Procedures


The Board of Directors of The Singapore Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities managed by DBS Asset Management. (the "Investment Manager").

I.   Policy

It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to securities held by the Fund to the Investment Manager as part of the Investment Manager's general management of the Fund's assets, subject to the Board's continuing oversight. The Board of Directors of the Fund hereby delegates such responsibility to the Investment Manager, and directs the Investment Manager to vote proxies relating to Fund portfolio securities managed by the Investment Manager consistent with the duties and procedures set forth below. The Investment Manager may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

II.  Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset of the Fund. The Investment Manager, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Investment Manager must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III. Procedures

The following are the procedures adopted by the Board for the administration of this policy.

A. Review of Investment Manager's Proxy Voting Procedures. The Investment Manager shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies addressing conflicts of interest.

B. Voting Record Reporting. The Investment Manager shall provide the voting record information necessary for the completion and filing of Form N-PX to the Fund at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Fund and the Investment Manager may agree from time to time. With respect to those proxies that the Investment Manager has identified as involving a conflict of interest1, the Investment Manager shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C. Record Retention. The Investment Manager shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

D. Conflicts of Interest. Any actual or potential conflicts of interest between the Investment Manager and the Fund's shareholders arising from the proxy voting process will be addressed by the Investment Manager and the Investment Manager's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Investment Manager. In the event that the Investment Manager notifies the officer(s) of the Fund that a conflict of interest cannot be resolved under the Investment Manager's Proxy Voting Procedures, such officer(s) are responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

IV.  Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.   Annual Filing

The Fund shall file an annual report of each proxy voted with respect to securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.2

VI.  Disclosures

     A.   The Fund shall include in its annual report filed on Form N-CSR:

          1. a description of this policy and of the policies and procedures used by the Fund and the Investment Manager to determine how to vote proxies relating to portfolio securities or copies of such policies and procedures; and

          2. a statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to securities of the Fund is available without charge, upon request, by calling the Fund's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

          3. a statement disclosing that information regarding how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

VII. Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted:

     Proxy voting policy for DBS Asset Management (United Stated) Pte. Ltd.

                    Statement of Policies and Procedures for
                                 Voting Proxies

Introduction

     As a registered investment adviser, DBS Asset Management (United Stated) Pte. Ltd. ("DBSAM," "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must exercise voting rights in the best interests of our clients.

     DBSAM recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of our investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

     DBSAM is a global investment manager, and invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth the policy and procedures of DBSAM for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940.

PROXY VOTING POLICIES

     It is the general policy of DBSAM to support management of the companies in which it invests and will cast votes in accordance with management's proposals. However, DBSAM reserves the right to depart from this policy in order to avoid voting decisions that we believe may be contrary to our clients' best interests.

     Elections of Directors: In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

     Appointment of Auditors: The selection of an independent accountant to audit a company's financial statements is generally a routine business matter. DBSAM believes that management remains in the best position to choose the accounting firm and will generally support management's recommendation.

     Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature.
Absent a compelling reason to the contrary, DBSAM will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

     Corporate Restructurings, Mergers and Acquisitions: DBSAM believes proxy votes dealing with corporate reorganizations are an extension of the investment decision and will take account of our investment process policy in deciding how to vote.

     Corporate Governance: DBSAM recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We generally favor proposals promoting transparency and accountability within a company.

     Social and Corporate Responsibility: DBSAM recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues. However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

     Executive Compensation: DBSAM believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans and, if deemed excessive, may vote against the proposals.

PROXY VOTING PROCEDURES


Proxy voting

     Our portfolio management team is responsible for the coordination of DBSAM's proxy voting. They liaise with the Product managers and/or the Proxy voting committee to ascertain how DBSAM will vote. They will then instruct the relevant Custodians. The portfolio management team is also responsible for ensuring that full and adequate records of proxy voting are kept.

     The  Product   managers  will  implement  the  Proxy  voting   policies  by
instructing proxy voting in accordance with the general principles contained herein.


Proxy Voting Committee

     We have formed a Proxy Voting Committee to regularly review our general proxy policies and consider specific proxy voting matters as and when deemed necessary. Members of the committees include senior investment personnel and representatives of Legal, Compliance and Risk Management Departments. The committee may also evaluate proxies where we face a material conflict of interest (as discussed below).


Conflicts of Interest

     DBSAM recognizes that there is a potential conflict of interest when we vote a proxy solicited by an issuer with whom we have any material business or personal relationship that may affect how we vote on the issuer's proxy. We believe that oversight by the Proxy Voting Committee ensures that proxies are voted with only our clients' best interests in mind. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict.

     The portfolio management team will refer to Legal and Compliance Departments any proxy votes that are issued by existing clients or where DBSAM holds a significant voting percentage of the company. The Legal and Compliance Departments will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation.

     If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

     If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary.

     If our proposed vote is contrary to our stated proxy voting policy and is consistent with management's recommendation, the proposal is escalated to the proxy committee for final review and determination.


Proxies of Certain Non-U.S. Issuers

         Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary.
During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. DBSAM may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


Proxy Voting Record

     Clients may obtain information on how DBSAM voted with respect to their proxies by contacting our Client services team at DBS Asset Management (United Stated) Pte. Ltd., 8 Cross St. #27-01, PWC Building, Singapore 048424, Tel No. 65-68787811, Fax No. 65-65345183 or email dbsasset@dbs.com.





--------

1 As it is used in this document, the term "conflict of interest" refers to a situation in which the Investment Manager or affiliated persons of the Investment Manager have a financial interest in a matter presented by a proxy other than the obligation they incur as Investment Manager to the Fund which could potentially compromise the Investment Manager's independence of judgment and action with respect to the voting of the proxy.

2 The Fund must file its first report on Form N-PX not later than August 31, 2005, for the twelve-month period beginning July 1, 2004, and ending June 30, 2005.